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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549


                                  FORM 8-K


                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)  September 26, 1996
                                                    --------------------------

                                  SPSS Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


       Delaware                           33-64732           36-2815480
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(State or Other Jurisdiction            Commission       (I.R.S. Employer
of Incorporation)                       File Number)     Identification No.)

     444 N. Michigan Ave, Chicago, Illinois                     60611
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     (Address of Principal Executive Offices)           (Zip Code)

                                      (312) 329-2400
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            (Registrant's Telephone Number, Including Area Code)

                               Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)





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ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

      On September 26, 1996 SPSS Inc. ("SPSS" or the "Registrant") acquired Clear Software, Inc., a Massachusetts corporation ("Clear Software"), for SPSS common stock valued at approximately $4.5 million in a merger accounted for as a pooling of interests. Pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated September 23, 1996, among SPSS, Clear Software and Vadim Yasinovsky, Marina Goldberg, Ella Kroll and six other minority shareholders of Clear Software, a wholly-owned subsidiary of SPSS was merged into Clear Software, with Clear Software as the surviving corporation. Clear Software is a privately-held developer and marketer of process management, analysis and documentation software products, including allCLEAR, a software package used primarily for describing complex business processes using flowcharts and other types of diagrams. SPSS will continue to operate the Clear Software business from the Clear Software offices in Newton, Massachusetts.

      The approximately $4.5 million purchase price was established through
negotiations between SPSS and Clear Software.   The number of shares of SPSS
common stock issued in the merger was determined by dividing 4,520,000 by the product of (a) the average closing market price of SPSS common stock, as reported on the Nasdaq National Market, for the ten (10) trading days ending immediately prior to September 11, 1996 ($24.588) and (b) the number of shares of SPSS common stock outstanding immediately before the merger.

      Other than the transaction included in, or contemplated by the Merger Agreement, there are no material relationships between Clear Software and the Registrant or the Registrant's affiliates, or any director or officer of the Registrant, or any associate of any such director or officer.

      The foregoing description of the acquisition is qualified in its entirety by reference to the Merger Agreement filed as Exhibit 2.1 hereto and incorporated herein by this reference.




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ITEM 7:  FINANCIAL STATEMENT AND EXHIBITS

     (a) It is impracticable for the Registrant to provide financial statements of Clear Software and exhibits, as part of this Form 8-K at the date of this filing. Such financial statements, and pro forma financial information and exhibits, are being completed and will be filed under cover of a Form 8-K/A as soon as completed. It is anticipated that Clear Software financial statements will be available and filed within thirty (30) days of the date of filing of this Form 8-K (but not later than 60 days after the date on which this Form 8-K is required to be filed).

     (b) It is impracticable for the registrant to provide pro forma financial information at the date of this filing. Pro forma financial information is being completed and will be filed under cover of a Form 8-K/A as soon as completed. It is anticipated that the pro forma financial information will be available and filed within 30 days of the filing of this Form 8-K (but not later than 60 days after the date on which this Form 8-K is required to be filed).

     (c) The following Exhibits to this Form 8-K are attached hereto:


Exhibit
Number   Description of Document
-------  -----------------------

2.1      Agreement and Plan of Merger among the Registrant, SPSS ACSUB,
         Inc., Clear Software and the shareholders named therein, dated as of September 23, 1996, together with a list briefly identifying the contents of omitted schedules.

99.1 Press Release of SPSS, issued September 30, 1996, announcing acquisition of Clear Software by SPSS.


The Registrant agrees to furnish supplementally a copy of any omitted schedule to the Agreement and Plan of Merger to the Securities and Exchange Commission upon request.



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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SPSS Inc.
                                 --------------------
                                     (Registrant)




Date: October 10, 1996           By:     /s/ Robert Brinkmann
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                                             Controller





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                                EXHIBIT INDEX


EXHIBIT
NUMBER   DESCRIPTION OF EXHIBIT
-------  ----------------------

2.1      Agreement and Plan of Merger among the Registrant, SPSS ACSUB,
         Inc., Clear Software and the shareholders named therein, dated as of September 23, 1996, together with a list briefly identifying the contents of omitted schedules.

99.1 Press Release of SPSS, issued September 30, 1996, announcing acquisition of Clear Software by SPSS.




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